Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

OF NEWFIELD EXPLORATION COMPANY

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the accompanying annual report on Form 10-K for the annual period ended December 31, 2012 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lee K. Boothby, President and Chief Executive Officer of Newfield Exploration Company (the “Company”), hereby certify, to my knowledge, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2013	/s/ LEE K. BOOTHBY
Lee K. Boothby (Principal Executive Officer)